UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 25, 2007

Commission File Number: 333-140024

TRANSGLOBAL MINING CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada                                                                      98-0495938

(state or other jurisdiction of                                  (I.R.S. Employer I.D. No.)

                                                                                          incorporation or organization)

Unit 114 - 219 Grant St., Saskatoon, Saskatchewan S7N 2A1

(Address of principal executive offices)

306-880-2441

Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 19, 2007, Blanca Corp. filed an Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada to change its name from Blanca Corp. to Transglobal Mining Corp.  The amendment became effective on April 19, 2007.

Item 9.01 Financial Statements and Exhibits

(c)

Exhibits. The following exhibits are included as part of this report:

99.1

Certificate of Amendment filed with the Nevada Secretary of State on April 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 25, 2007

TRANSGLOBAL MINING CORP.

(Registrant)

By:

/s/ Scott Elgood

Scott Elgood, President & Chief Executive Officer